Exhibit 99.2

August 8, 2012 Investor Teleconference Q2 2012 Results © 2012 Broadwind Energy, Inc. All Rights Reserved.

Industry Data Disclaimer and Forward-Looking Statements Broadwind obtained the industry and market data used throughout this presentation from its own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond Broadwind’s control. This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995—that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate”, “believe”, “intend”, “expect”, “plan”, “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate and are subject to change based on various factors. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to Broadwind's filings with the Securities and Exchange Commission. Broadwind undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. This document contains non-GAAP financial information. Broadwind’s management believes that certain non-GAAP financial measures may provide users of this financial information meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Please see Broadwind’s earnings release dated as of August 8, 2012 for a reconciliation of certain non-GAAP measures presented in this document. 2

Q2 2012 Overview

Highlights

- Revenue up 43% over Q2 2011
- Adjusted EBITDA of $1.1 M, up from Q2 prior year
- Gearing EBITDA margin over 9% - trending toward 20% target
- Weldment orders up 170% for 1H 2012
- Service orders up 49% over Q2 2011
- SGA as a percent of revenue down 8 points vs. 2011


Q2 Revenue Growth
$60
$50
$40
$30
$20
$10
$0
2010
2011
2012

What went well

- Gearing navigating through natural gas downturn . . . Made up most of a $3.0 M shortfall of fracking orders
- Excellent progress in diversification away from wind energy
- Services showed strong growth as the installed fleet ages
- Seeing cross-selling opportunities across all the businesses


Q2 EBITDA Growth
$2
$1
$0
-$1
-$2
-$3
-$4
-$5
2010
2011
2012

What could improve

- Tower productivity negatively impacted by >$1 M due to 2 new tower designs and 4 variants in total
- Services made good progress in reducing EBITDA loss but not yet to breakeven

© 2012 Broadwind Energy, Inc. All Rights Reserved.

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Orders & Backlog Orders ($ in millions) Order Backlog Tower order flow is light due to scheduled PTC expiration ... have quotes outstanding totaling $80 M for 2013 deliveries Weldments orders of $5.9 M up sequentially – building to $20 M revenue level in 2013 Gearing orders would have been up 13% except for $3 M reduction in fracking gearing due to natural gas drilling softness Tower market now shifted to spot orders from multi-year framework agreements 3 year tower agreement distorts spot order activity. Agreement expires after ~190 towers delivered in 2012 and ~100 in 2013 Backlog Recast Excluding Deliveries Beyond 6 Months Traditionally Reported Backlog Traditionally Reported Backlog 4 Q2 2012 2011 % Chg Towers/Weldments $ 8.9 $ 1.7 422% Gears 15.9 16.7 -5% Services 5.3 3.5 49% $ 30.1 $21.9 37%

Business Transformation 5 The Business Transformation is predicated on 3 initiatives Reducing manufacturing footprint and cost base Diversifying customer and revenue base into other industries Improve financial flexibility Reduce footprint by ~ 600k Sq. Ft or 40% Target 50/50 mix between wind and industrial Reduce customer concentrations Refinance company with flexible asset-based lending facility Generates savings of ~ $5.0-6.0 M per year Reduces regulatory risk of wind energy More prudent risk management approach Provides more flexible mechanism for financing growth Initiative Target Result

Footprint and Cost Reduction Annual cash flow improvement of $8.0 M with $400 M of revenue capacity 6 Initiative Status Annual Impact Sell non-core Logistics business Done – Q2 2011 Cash Savings $3.0 M Close European office Done – Q4 2011 10K sq. ft. reduction $500 K savings Consolidate Gearing facilities Anticipate completion Q2 2013 200K sq. ft. reduction $3.0 – $4.0 M Sell idle Tower facility Target – Q4 2012 150K sq. ft. reduction $750 K savings Move Corporate office to Gearing Move in – Q4 2012 10K sq. ft. reduction $250 K savings Other leased space reduction Lease Renegotiation – Effective 5/2013 200K sq. ft. reduction $500 K savings

Industry and Customer Diversification

Initiative	Status	Impact
• Diversify Gearing business away from wind to industrial	• 1H 2012 sales outside of new wind were 94% vs. 54% in 1H 2011	• Industrial gearing is ~ 10 p.p. higher margin than wind gearing
• Grow industrial Weldments business	• $8.0 M of weldment orders in 1H 2012 up 172% over 1H 2011	• Margin on weldments is 2x towers
• Expand the served tower market	• Added 3 new customers since BOY 2011 for $76 M of orders	• Greatly reduces customer concentration
• Grow Services revenue from existing turbine install base	• Q2 2012 revenue up 141% vs. Q2 2011	• More stable revenue stream

Towers – Addressable Market


100%
80%
60%
40%
20%
0%
Existing Customers
Customers Added 2011
Future Opportunity

Market information from MAKE Consulting

Gearing – 1H End Markets


New Wind, 6%
Steel, 4%
Other Industrial, 11%
Mining, 36%
Installed Wind, 15%
Oil&Gas, 29%

Services – TTM Revenue Evolution


25
20
15
10
5
0
$ Millions
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12

Well on the way to a 50/50 industrial / wind mix

© 2012 Broadwind Energy, Inc. All Rights Reserved.

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Improve Financial Flexibility Low debt level with positive cash flow 8 Initiative Status Impact Debt Reduction Reduced debt by $30 M to $14 M Asset rich with little debt Generate consistent positive EBITDA every quarter Q1 $1.4 M EBITDA Q2 $1.1 M EBITDA Facilitates more flexible financing structure Expand credit line in 2012 to support working cap growth $20 M working capital line expected to close in Q3 Key to growth target

Tower & Weldments Outlook 9 Towers 2.1 GW forecast in 2013 mostly Ontario 1.8 GW forecast excl. Brazil which has stringent local content Weldments 2.2 GW forecast in ‘13 State RPS requirements support ~ 3 GW $8.0M of orders through 1st half of 2012 Significant quoting activity in O&G and mining Leveraging gearing and services sales force to generate leads for weldments Tough 2013 year with pending PTC expiration . . . Tower opportunities in S. America, Canada and Weldment business could provide base level of support Supplied 31 towers to Central America in 2011 Supplying 24 towers to South America in Q4 2012 – Q1 2013 Backlog of 100 towers for 2013 Canadian opportunities from Manitowoc’s deep water port Targeting 160 to 260 towers for 2013 plus $20 M In Weldments = Revenue of $90 M to $125 M and segment EBITDA of > $5.0 M Source: MAKE Consulting

Consolidated Financial Results 10 Q2 2012 sales up 43% over Q2 2011 — Gearing, Services, steel content in towers Gross margin impacted 8 p.p. by Towers product mix; Gearing and Services improved Continued stringent operating expense management – from 18% to 10% of sales Q2 2012 operating income includes $.4 M restructuring expense Adj. EBITDA of $1.1 M, improved $1.0M from Q2 2011 Zero effective tax rate — $136 M tax loss carryforward at 12/31/2011 Q2 2012 Q2 2011 Revenue-$M 56.3 39.3 Gross Profit-$M 1.7 2.9 -% (ex. Restructuring) 3.7% 7.5% Operating Expense-$M 5.8 7.2 -% (ex. Restructuring) 10.3% 18.4% Operating Income-$M (4.2) (4.3) Adj. EBITDA-$M 1.1 0.1 EPS Continuing- $ (0.03) (0.04)

Towers and Weldments Second Quarter 2012 11 Strategic Focus Section volume down 4% from Q2 2011-productivity and utilization suffered from inefficiency challenges of four different tower models – have taken steps to correct 50% of Q2 2011 volume was higher-margin “fabrication only” towers – reduced reported revenue by $10.5 M Weldments revenue more than doubled to $2.3 M from Q2 2011. Q2 orders were $5.9 M; 1H orders were $8.0 M Solve tower production change-over execution Shift capacity to higher-margin weldments, manage wind industry policy risk Broadening customer base Stringent cost management Towers and Weldments Revenue Breakdown 2012 2011 MW-Wind 161 150 Revenue-$M 37.0 24.5 Op Income-$M 0.6 2.8 Adj. EBITDA-$M 1.8 4.1 -% 4.8 16.7 Q2

Gearing Second Quarter 2012 Revenue outside of new wind was 98% of Q2 sales Adj. EBITDA margin improved 12.5 p.p. through volume growth, higher-margin revenue mix, increased productivity, and lower operating expenses Operating loss includes $.4 M restructuring expense 12 Growth in non-wind markets Diversifying industrial customers Improve capacity utilization — plant consolidation underway Leverage gearing expertise in drivetrain services Strategic Focus 2012 2011 Revenue-$M 14.1 12.5 Op Income-$M (1.6) (2.8) Adj. EBITDA-$M 1.3 (0.4) -% 9.5 (3.0) Q2

Services Second Quarter 2012 Revenue up 141% — strength in blade maintenance, technical services, drivetrain services Operating loss includes higher depreciation on drivetrain services investment Adj. EBITDA moving toward breakeven 13 Shift focus to non-routine drivetrain and blade maintenance services Develop opportunities in industrial services Develop proprietary product offerings Continue drive toward profitability Strategic Focus Services Revenue Breakdown 2012 2011 Revenue-$M 5.7 2.4 Op Income-$M (1.1) (2.1) Adj. EBITDA-$M (0.5) (1.7) -% (9.3) (73.6) Q2

Operating Working Capital 14 Q2 2012 $6.4 M inventory build reflects slower Q2 tower production and the carrying of steel for heavy production schedule related to tower sections now scheduled for Q3-Q4 2012 delivery Customer deposits decreased $5.9 M, largely offset by $9.2 M increase in payables

Liquidity 15 $14.0 M debt balance includes $2.9 M which are either forgivable economic development grants or new markets tax credit financing 1st half 2012 debt and capital lease payments totaled $2.6 M Column1 6/30/2012 3/31/2012 Lines of credit, notes payable 926 1,586 Long-term debt 1,925 2,262 Liabilities held for sale 4,333 4,583 Capital leases 3,875 1,751 Subtotal: debt ex. grants 11,059 10,182 Grants/tax credits 2,940 2,940 Total Debt 13,999 13,122 Cash and related assets 8,367 11,261 Net Debt 5,632 1,861

2012 Financial Outlook Update 16 Q3 2012 Strong outlook, especially Towers, Services Revenue approaching $60 M EBITDA up from 1H 2012 run-rate Q4 2012 Tower volume uncertainty Gearing orders, profitability strengthening Services strong installation demand Continued positive EBITDA FY 2010 FY 2011 1H 2012 Revenue-$M 137.0 186.0 111.0 Gross Profit-$M 1.9 7.2 3.9 -% (ex. Restructuring) 1.4% 3.9% 4.2% Operating Expense-$M 30.4 27.6 12.0 -% (ex. Restructuring) 22.2% 14.6% 10.7% Impairment Exp. -$M 40.8 Operating Income-$M (69.2) (20.4) (8.1) Adj. EBITDA-$M (9.2) (2.1) 2.4

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